SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C. 20549

                                      FORM 8-K

                              Current Report Pursuant

                           To Section 13 or 15(d) of the

                          Securities Exchange Act of 1934


Date of report (Date of earliest event reported)           September 3, 1999
                                                          (September 2, 1999)

     Protection One, Inc.               Protection One Alarm Monitoring, Inc.
  (Exact Name of Registrant                  (Exact Name of Registrant
   as Specified in Charter)                   as Specified in Charter)

          Delaware                                   Delaware
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)

          0-247802                                   33-73002-1
  (Commission File Number)                    (Commission File Number)

         93-1063818                                  93-1065479
      (I.R.S. Employer                            (I.R.S. Employer
     Identification No.)                         Identification No.)

600 Corporate Pointe, 12th Floor            600 Corporate Pointe, 12th Floor
  Culver City, California 90230               Culver City, California 90230
 (Address of Principal Executive             (Address of Principal Executive
  Offices, Including Zip Code)                Offices, Including Zip Code)

        (310) 342-6300                              (310) 342-6300
 (Registrant's Telephone Number,             (Registrant's Telephone Number,
     Including Area Code)                        Including Area Code)

 Item 5.  Other Events

     On September 2, 1999, Protection One, Inc. and Lifeline Systems, Inc. announced a mutual agreement to terminate their proposed merger.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 99.1 - Press release dated as of September 2, 1999 issued by Protection One, Inc.
                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Protection One, Inc.

Date:   September 3, 1999                By:  /s/ Anthony D. Somma
                                               Anthony D. Somma
                                            Chief Financial Officer



                                         Protection One Alarm Monitoring, Inc.

Date:   September 3, 1999                By:  /s/ Anthony D. Somma
                                               Anthony D. Somma
                                            Chief Financial Officer


                                 EXHIBIT INDEX


Exhibit Number                           Description of Exhibit

99.1                                    Press release dated as of September 2,
                                        1999 issued by Protection One, Inc.